                                                                    EXHIBIT 10.3


                          SECOND AMENDED AND RESTATED
                               GUARANTY AGREEMENT


                          Dated as of October 22, 1999


                                       By


                          QUEEN SAND RESOURCES, INC.,
                                as the Guarantor


                                  in favor of


                              ABLECO FINANCE LLC,
                              as Collateral Agent,
                      for the benefit of the Lender Group

                               TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
ARTICLE I Definitions and Accounting Matters..................................2

         Section 1.01    Terms Defined in Recitals............................2

         Section 1.02    Certain Definitions..................................2

         Section 1.03    Credit Agreement Definitions.........................2

ARTICLE II The Guaranty.......................................................3

         Section 2.01    Obligations Guaranteed...............................3

         Section 2.02    Nature of Guaranty...................................3

         Section 2.03    Lender Group's Rights................................3

         Section 2.04    Guarantor's Waivers..................................3

         Section 2.05    Maturity of Obligations; Payment.....................4

         Section 2.06    Lender Group's Expenses..............................4

         Section 2.07    Obligation...........................................4

         Section 2.08    Events and Circumstances Not Reducing or
                         Discharging the Guarantor's Obligations..............4

         Section 2.09    Subrogation..........................................6

ARTICLE III Representations and Warranties....................................6

         Section 3.01    Representations and Warranties.......................6

ARTICLE IV Subordination of Indebtedness......................................8

         Section 4.01    Subordination of All Guarantor Claims................8

         Section 4.02    Claims in Bankruptcy.................................8

         Section 4.03    Payments Held in Trust...............................8

         Section 4.04    Liens Subordinate....................................9

         Section 4.05    Notation of Records..................................9


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
ARTICLE V Miscellaneous.......................................................9

         Section 5.01    Successors and Assigns...............................9

         Section 5.02    Notices..............................................9

         Section 5.03    Authority of Collateral Agent........................9

         Section 5.04    Governing Law; Submission to Jurisdiction............9

         Section 5.05    Entire Agreement....................................11

         Section 5.06    Survival of Obligations.............................11

         Section 5.07    Designated Senior Indebtedness......................11

         Section 5.08    Prior Guaranty......................................11


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

                          SECOND AMENDED AND RESTATED
                               GUARANTY AGREEMENT

         This SECOND AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of October 22, 1999 is by QUEEN SAND RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Delaware ("Guarantor"), in favor of ABLECO FINANCE LLC, as Collateral Agent for the Lender Group (together with any successor collateral agent, "Collateral Agent").

                                    RECITALS

         A. QUEEN SAND RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Nevada ("Borrower"), Guarantor, certain lenders (the "Prior Lenders") and the Bank of Montreal, as agent (the "Prior Agent"), are parties to that certain Amended and Restated Credit Agreement dated as of April 17, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 10, 1998, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 13, 1998, and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 14, 1999 (such credit agreement, as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Prior Credit Agreement").

         B. Pursuant to the terms and conditions of the Prior Credit Agreement, Guarantor entered into that certain Amended and Restated Guaranty Agreement, dated as of April 17, 1998 (such guaranty agreement, as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Prior Guaranty Agreement"), in favor of the Prior Agent and the Prior Lenders, pursuant to which Guarantor guaranties the obligations therein described.

         C. Concurrently herewith: (i) pursuant to that certain Assignment and Acceptance, dated as of the Closing Date, among each of the Prior Lenders and each of the Lender Group (the "Purchase Agreement"), the Prior Lenders are assigning and delegating to the Lender Group, and the Lender Group are accepting and assuming, the rights and duties of the Prior Lenders under the Prior Credit Agreement and the other "Loan Documents" (as such term is defined in the Prior Credit Agreement, the "Prior Loan Documents"); (ii) pursuant to the Purchase Agreement and the Resignation and Appointment Letter, the Prior Agent is resigning as "Agent" under the Prior Credit Agreement and the other Prior Loan Documents and Administrative Agent and Collateral Agent are being appointed as successor "Agents" for the Lender Group under the Prior Credit Agreement and the other Prior Loan Documents; and (iii) the Prior Credit Agreement is being amended and restated in its entirety by that certain Amended and Restated Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among Borrower, Guarantor, the financial institutions identified therein as the "Lenders," Foothill Capital Corporation, a California corporation, as administrative agent thereunder (in such capacity, together with its successors, if any, in such capacity, "Administrative Agent"), and Ableco Finance LLC, as collateral agent thereunder (in such capacity, together with its successors, if any, in such capacity, "Collateral Agent"), it being understood that no repayment of the obligations under the Prior Credit

Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof.

         D. Pursuant to the Credit Agreement and as one of the conditions thereof, Guarantor and the Lender Group have agreed to amend and restate the Prior Guarantor Agreement in its entirety as provided in this Guaranty Agreement, it being understood that no satisfaction of the "Obligations" (as such term is defined in the Prior Guaranty Agreement) under the Prior Guaranty Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof.

         E. NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lender Group to enter into the terms of the Credit Agreement, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

         SECTION 1.01 TERMS DEFINED IN RECITALS. As used in this Guaranty Agreement, the terms defined in the Recitals shall have the meanings indicated in the Recitals.

         SECTION 1.02 CERTAIN DEFINITIONS. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Guarantor Claims" shall have the meaning indicated in Section 4.01.

         "Guaranty Agreement" shall mean this Second Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

         "Lender Group" means, individually and collectively, each of the Lenders, Administrative Agent, and Collateral Agent.

         "Obligations" shall mean (a) the payment and performance of all present and future Indebtedness, obligations and liabilities of the Borrower and/or the Guarantor to Collateral Agent and the Lender Group under the Credit Agreement and the other Loan Documents; (b) all obligations of the Guarantor under this Guaranty Agreement and the other Loan Documents; and (c) all interest (whether pre or post petition), charges, expenses, reasonable attorneys' or other fees and any other sums payable to or incurred by the Lender Group in connection with the execution or enforcement of any of their rights and remedies hereunder or any other Loan Document.

         SECTION 1.03 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


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                                  ARTICLE II
                                  THE GUARANTY

         SECTION 2.01 OBLIGATIONS GUARANTEED. The Guarantor hereby irrevocably and unconditionally guarantees to Collateral Agent, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the prompt payment of the Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of the Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

         SECTION 2.02 NATURE OF GUARANTY. This guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. The guaranty evidenced hereby is joint and several with all other guarantees of the Obligations. This guaranty may not be revoked by the Guarantor and shall continue to be effective with respect to debt under the Obligations arising or created after any attempted revocation by the Guarantor and shall remain in full force and effect until the Obligations are paid in full and the Aggregate Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. The Borrower and the Lender Group may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations and the Lender Group may waive any Default or Events of Default without notice to the Guarantor and in such event the Guarantor will remain fully bound hereunder on the Obligations. This Guaranty Agreement may be enforced by Collateral Agent, on behalf of the Lender Group and any subsequent holder of the Obligations, and shall not be discharged by the assignment or negotiation of all or part of the Obligations. The Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Obligations, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of Collateral Agent for the benefit of the Lender Group being conclusively presumed by their request for this Guaranty Agreement and delivery of the same to Collateral Agent.

         SECTION 2.03 LENDER GROUP'S RIGHTS. Subject to the terms of the Credit Agreement, the Guarantor authorizes the Lender Group (or Collateral Agent on behalf of the Lender Group), without notice or demand and without affecting the Guarantor's obligation hereunder, to take and hold security for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Collateral Agent and the Lender Group in their discretion may determine; and to obtain a guaranty of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

         SECTION 2.04 GUARANTOR'S WAIVERS. The Guarantor waives any right to require Collateral Agent and the Lender Group to (a) proceed against the Borrower or any other Person liable on the Obligations, (b) enforce their rights against any other guarantor of the Obligations,


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(c) proceed or enforce their rights against or exhaust any security given to secure the Obligations, (d) have the Borrower or any other guarantor or other Person joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or the Obligations, or (e) pursue any other remedy whatsoever. Neither Collateral Agent nor the Lender Group shall be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower, any other guarantor of the Obligations, or any other Person liable on the Obligations, and shall remain liable hereon regardless of whether the Borrower or any other guarantor or any such other Person be found not liable thereon for any reason.

         SECTION 2.05 MATURITY OF OBLIGATIONS; PAYMENT. The Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from Collateral Agent on behalf of the Lender Group of the Borrower's failure to pay the Obligations at maturity, pay to Administrative Agent for the benefit of the Lender Group the amount due and unpaid by the Borrower and guaranteed hereby. The failure of Collateral Agent or the Lender Group to give this notice shall not in any way release the Guarantor hereunder.

         SECTION 2.06 LENDER GROUP'S EXPENSES. If the Guarantor fails to pay the Obligations after notice from Collateral Agent of the Borrower's failure to pay any Obligations at maturity (whether by acceleration or otherwise), and if thereafter Collateral Agent or the Lender Group obtains the services of an attorney for collection of amounts owing by the Guarantor hereunder or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to Administrative Agent the reasonable attorneys' fees and expenses of Collateral Agent and the Lender Group.

         SECTION 2.07 OBLIGATION. It is expressly agreed that the obligation of the Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.

         SECTION 2.08 EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING THE GUARANTOR'S OBLIGATIONS. The Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, agrees its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which it might otherwise have as a result of or in connection with any of the following:

         (a) Modifications, etc. Any renewal, extension, modification, or increase in the amount of the Aggregate Commitments as in effect on the Effective Date, decrease, alteration or rearrangement of all or any part of the Obligations, any Loan Document or any instrument executed in connection therewith, or any contract or understanding between or among any one or more of the Borrower, Collateral Agent or the Lender Group or any member thereof, or any other Person, pertaining to the Obligations;


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         (b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lender Group to the Borrower or the Guarantor or any Person liable on the Obligations;

         (c) Condition of the Borrower or the Guarantor. The insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or the Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any sale, lease or transfer of any or all of the assets of the Borrower or the Guarantor, or any changes in the shareholders of the Borrower or the Guarantor;

         (d) Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations or any Loan Document for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ultra vires, the officers or representatives executing any Loan Document acted in excess of their authority, the Obligations violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Borrower, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any Loan Document) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement or other Loan Documents have been forged or otherwise are irregular or not genuine or authentic;

         (e) Release of Obligors. Any full or partial release of the obligation of the Borrower on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Obligations in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Obligations, or that the Lender Group will look to other parties to perform the Obligations;

         (f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

         (g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, Property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

         (h) Care and Diligence. The failure of any of Collateral Agent or the Lender Group or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, Property or security;


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

         (i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by the Guarantor that the Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations;

         (j) Payments Rescinded. Any payment by the Borrower to the Lender Group is held to constitute a preference under the bankruptcy laws, or for any reason the Lender Group is required to refund such payment or pay such amount to the Borrower or someone else; or

         (k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement or the other Loan Documents, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

         SECTION 2.09 SUBROGATION. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, reimbursement, exoneration, indemnification or participation, by any payment made under this Guaranty Agreement, under any other Loan Document or otherwise until the Obligations have been paid in full and the Aggregate Commitments are terminated; provided that, notwithstanding the foregoing, the Guarantor reserves its rights of contribution and reimbursement, if any, from its co-guarantors and other Persons liable on the Obligations or otherwise. Except as described in this
Section 2.9, the Guarantor further waives any benefit of any right to participate in any security now or hereafter held by Collateral Agent or the Lender Group.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 REPRESENTATIONS AND WARRANTIES. In order to induce Collateral Agent for the benefit of the Lender Group to accept this Guaranty Agreement, the Guarantor represents and warrants to Collateral Agent and the Lender Group (which representations and warranties will survive the creation of the Obligations and any extension of credit thereunder) that:

         (a) Benefit to the Guarantor. The Borrower is a wholly-owned Subsidiary of the Guarantor and the Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty Agreement is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Borrower.

         (b) Corporate Existence. The Guarantor: (i) is duly organized and validly existing under the laws of the jurisdiction of its formation; (ii) has all requisite power, and has all material


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governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         (c) No Breach. The execution and delivery by the Guarantor of this Guaranty Agreement and the other Loan Documents to which it is a party, the consummation of the transactions herein or therein contemplated, and the compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date or which, if not obtained, would have a Material Adverse Effect under (A) the respective charter or by-laws of the Guarantor, or (B) any applicable law or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or any material agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject in each case in such manner as could reasonably be expected to have a Material Adverse Effect; or (ii) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or Property of the Guarantor in each case in such manner as could reasonably be expected to have a Material Adverse Effect.

         (d) Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guaranty Agreement and the other Loan Documents to which it is a party; and the execution, delivery and performance by the Guarantor of this Guaranty Agreement and the other Loan Documents to which such Person is a party have been duly authorized by all necessary corporate action on its part. This Guaranty Agreement and the other Loan Documents to which the Guarantor is a party constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and general principles of equity.

         (e) Approvals. Other than consents heretofore obtained or described in the Credit Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Guarantor of this Guaranty Agreement or the other Loan Documents to which it is a party or for the validity or enforceability thereof. It is understood that continued performance by the Guarantor of this Guaranty Agreement and the other Loan Documents to which it is a party will require various filings, such as filings related to environmental matters, ERISA matters, Taxes and intellectual property, filings required to maintain corporate and similar standing and existence, filings pursuant to the Uniform Commercial Code and other security filings and recordings and filings required by the SEC, routine filings in the ordinary course of business, and filings required in connection with the exercise by Collateral Agent on behalf of the Lender Group of remedies in connection with the Loan Documents.

         (f) Solvency. The Guarantor (i) is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any Property or assets remaining with the Guarantor constitute unreasonably small capital, and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.


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
         (g) No Representation by Collateral Agent or the Lender Group. Neither any of Collateral Agent, the Lender Group, or any member thereof nor any other Person has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

                                  ARTICLE IV
                         SUBORDINATION OF INDEBTEDNESS

         SECTION 4.01 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Borrower to the Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. Except for payments permitted by the Credit Agreement, until the Obligations shall be paid and satisfied in full, the Aggregate Commitments are terminated and the Guarantor shall have performed all of its obligations hereunder and under the other Loan Documents to which it is a party, the Guarantor shall not receive or collect, directly or indirectly, from the Borrower any amount upon the Guarantor Claims.

         SECTION 4.02 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving the Borrower, Collateral Agent on behalf of the Lender Group shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. The Guarantor hereby assigns such dividends and payments to Collateral Agent for the benefit of the Lender Group. Should the Lender Group receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Borrower and the Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations, the Guarantor shall become subrogated to the rights of the Lender Group to the extent that such payments to the Lender Group on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Lender Group had not received dividends or payments upon the Guarantor Claims.

         SECTION 4.03 PAYMENTS HELD IN TRUST. In the event that notwithstanding Sections 4.01 and 4.02, the Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, the Guarantor agrees: (a) to hold in trust for the Lender Group an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to Administrative Agent for the benefit of the Lender Group; and the Guarantor covenants promptly to pay the same to Administrative Agent for the benefit of the Lender Group.


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

         SECTION 4.04 LIENS SUBORDINATE. The Guarantor agrees that, until the Obligations are paid in full and the Aggregate Commitments terminated, any Liens upon the Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens upon the Borrower's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of the Guarantor, Collateral Agent, or the Lender Group presently exist or are hereafter created or attach. Without the prior written consent of the Lender Group, the Guarantor, during the period in which any of the Obligations are outstanding or the Aggregate Commitments are in effect, shall not (a) exercise or enforce any creditor's right it may have against the Borrower, or
(b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien on assets of the Borrower held by the Guarantor.

         SECTION 4.05 NOTATION OF RECORDS. All promissory notes and, upon the request of Collateral Agent on behalf of the Lender Group, all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by the Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                   ARTICLE V
                                 MISCELLANEOUS

         SECTION 5.01 SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of Collateral Agent and the Lender Group and is and shall always be fully binding upon the legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting either the Borrower or the Guarantor.

         SECTION 5.02 NOTICES. Any notice or demand to the Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in the manner and to the address of the Guarantor set forth on the signature page hereto as provided for in Section 12.02 of the Credit Agreement.

         SECTION 5.03 AUTHORITY OF COLLATERAL AGENT. The Guarantor acknowledges that the rights and responsibilities of Collateral Agent under this Guaranty Agreement with respect to any action taken by Collateral Agent or the exercise or non-exercise by Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty Agreement shall, as between Collateral Agent and the other members of the Lender Group, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Collateral Agent and the Guarantor, Collateral Agent shall be conclusively presumed to be acting as agent for the Lender Group with full and valid authority so to act or refrain from acting; and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         SECTION 5.04 GOVERNING LAW; SUBMISSION TO JURISDICTION

         (a) THIS GUARANTY AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH THE GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE COLLATERAL AGENT OR THE LENDER GROUP FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (c) THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT, AS THE CASE MAY BE, AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE UPON THE EARLIER OF VERIFICATION OF THE GUARANTOR'S RECEIPT THEREOF OR 30 DAYS AFTER SUCH MAILING.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF COLLATERAL AGENT OR THE LENDER GROUP TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

         (e) THE GUARANTOR AND THE LENDER GROUP HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY LOAN DOCUMENTS TO WHICH IT IS A PARTY OR RECEIVES THE BENEFIT OF AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN

INDUCED TO ENTER INTO OR ACCEPT THIS GUARANTY AGREEMENT, THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS
SECTION 5.04.

         (f) THE GUARANTOR AGREES THAT, IN ADDITION TO (AND WITHOUT LIMITATION
OF) ANY RIGHT OF SET-OFF, BANKERS' LIEN OR COUNTERCLAIM COLLATERAL AGENT OR THE LENDER GROUP OR ANY MEMBER THEREOF MAY OTHERWISE HAVE, AFTER THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, EACH LENDER (TO THE EXTENT PERMITTED OR REQUIRED BY THE CREDIT AGREEMENT) SHALL HAVE THE RIGHT AND BE ENTITLED, AT ITS OPTION, TO OFFSET BALANCES HELD BY IT OR BY ANY OF ITS AFFILIATES FOR ACCOUNT OF THE GUARANTOR AT ANY OF ITS OFFICES, IN DOLLARS OR IN ANY OTHER CURRENCY, AGAINST ANY PRINCIPAL OF OR INTEREST ON ANY OF SUCH LENDER'S LOANS, OR ANY OTHER AMOUNT PAYABLE TO SUCH LENDER HEREUNDER, WHICH IS NOT PAID WHEN DUE (REGARDLESS OF WHETHER SUCH BALANCES ARE THEN DUE TO THE GUARANTOR), IN WHICH CASE IT SHALL PROMPTLY NOTIFY THE GUARANTOR AND ADMINISTRATIVE AGENT AND COLLATERAL AGENT THEREOF, PROVIDED THAT SUCH LENDER'S FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE VALIDITY THEREOF.

         SECTION 5.05 ENTIRE AGREEMENT. This Guaranty Agreement and the other Loan Documents embody the entire agreement and understanding between the Lender Group and the Guarantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

         SECTION 5.06 SURVIVAL OF OBLIGATIONS. To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Collateral Agent's and the Lender Group's Liens, rights, powers and remedies under this Guaranty Agreement and each Loan Document to which the Guarantor is a party shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Guarantor shall take such action as may be reasonably requested by Collateral Agent and the Lender Group to effect such reinstatement.

         SECTION 5.07 DESIGNATED SENIOR INDEBTEDNESS. The Guarantor hereby designates all Obligations outstanding under this Guaranty Agreement, the Registered Notes, and the other Loan Documents to be "Designated Senior Indebtedness" for all purposes in respect of the DEM Subordinated Debt and "senior indebtedness", "designated senior indebtedness" or any similar or equivalent classification for all purposes in any other debt instrument or agreement to which Guarantor is now or hereafter a party.

         SECTION 5.08 PRIOR GUARANTY. This Guaranty Agreement supersedes and replaces the Prior Guaranty Agreement.

                  [remainder of page intentionally left blank]

         WITNESS THE EXECUTION HEREOF, effective as of the date first written above.

                                     QUEEN SANDS RESOURCES, INC.,
                                     a Delaware corporation


                                     By:
                                         --------------------------------
                                         Robert P. Lindsay
                                         Chief Operating Officer

                                     By:
                                         --------------------------------
                                         Ronald I. Benn
                                         Chief Financial Officer

                                         Address for Notices:

                                         Queen Sand Resources, Inc.
                                         13760 Noel Road, Suite 1030
                                         Dallas, TX 75240
                                         Attention: Robert P. Lindsay
                                         Telephone: (972) 233-9906
                                         Facsimile: (972) 233-9575

                                         with a copy to:

                                         Queen Sand Resources, Inc.
                                         60 Queen Street, Suite 1400
                                         Ottawa, Canada KIP 5Y7
                                         Attention: Mr. Ronald Benn
                                         Telephone: (613) 230-7211
                                         Facsimile: (613) 230-6055

                                         and

                                         Haynes & Boone LLP
                                         901 Main Street, Suite 3100
                                         Dallas, Texas 75202-3789
                                         Attention: Mr. William L. Boeing
                                         Telephone: (214) 651-5553
                                         Facsimile: (214) 651-5940


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